                                                                   EXHIBIT 10.26


                 AMENDED SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                 ---------------------------------------------


     THIS AGREEMENT (the "Agreement"), made effective as of May 1, 1995, by and between PETRO STOPPING CENTERS, L.P., a Delaware limited partnership ("PETRO") and successor in interest to PETRO PSC, L.P., a Delaware limited partnership ("PETRO PSC, L.P."), JAMES A. CARDWELL, JR., Trustee of the JAMES A. AND EVONNE CARDWELL TRUST NUMBER TWO, as amended and restated and dated December 28, 1994 ("TRUSTEE OF TRUST TWO"), and JAMES A. CARDWELL, JR., Trustee of the JAMES A. CARDWELL TRUST NO. THREE, ("TRUSTEE OF TRUST THREE"), shall be upon the following terms and conditions:

                                R E C I T A L S:
                                ---------------

     1. PETRO highly values the efforts, abilities and accomplishments of J.A. CARDWELL (sometimes referred to herein as "EMPLOYEE").

     2.  EMPLOYEE is one of the highly compensated employees of PETRO.

     3. PETRO, as an inducement of continued employment, wishes to assist EMPLOYEE with his personal life insurance program and family estate planning by making funds available for the payment of premiums on his life insurance policies.

     4. TRUSTEE OF TRUST THREE is made a party to and joins in this Agreement for the purpose of evidencing his agreement: (i) that the John Hancock Policy, as defined below, will remain subject to an existing Collateral Assignment by TRUSTEE OF TRUST TWO in favor of PETRO PSC, L.P., as amended; and (ii) if necessary, to lend funds to TRUSTEE OF TRUST TWO in order to facilitate the repayment of the obligations that the JAMES A. AND EVONNE CARDWELL TRUST NUMBER TWO ("TRUST NUMBER TWO") owes to PETRO for premiums paid by either PETRO or PETRO PSC, L.P. with respect to all life insurance policies insuring the lives of J.A. CARDWELL and EVONNE CARDWELL (the "Insureds").

     NOW, THEREFORE, PETRO, TRUSTEE OF TRUST TWO and TRUSTEE OF TRUST THREE mutually agree as follows:

     1.   LIFE INSURANCE POLICIES.
          -----------------------

          a. PETRO and TRUSTEE OF TRUST TWO hereby amend the original Split Dollar Life Insurance Agreement (the "Original Agreement"), dated May 7, 1993, by and between PETRO PSC, L.P. and TRUSTEE OF TRUST TWO on behalf of TRUST NUMBER TWO, as follows:

          (1) One of the purposes of this Agreement is to memorialize the rollout of policy number 66662402, issued by John Hancock Mutual Life Insurance Company and insuring the life of EMPLOYEE from this split dollar arrangement (the "John Hancock Policy"). PETRO acknowledges that, by agreement of even date, it has been fully compensated for its interest in the John Hancock Policy and specifically consents to the proposed transfer of this policy to TRUSTEE OF TRUST THREE. However, the parties also acknowledge that this policy will continue to remain collaterally assigned in favor of PETRO. The purposes of the Collateral Assignment shall be (i) to maintain adequate security for the continuing obligation of TRUSTEE OF TRUST TWO under this Agreement, as amended, to PETRO as is contemplated by the other provisions of this Agreement and (ii) to secure the obligations of TRUSTEE OF TRUST THREE to pay those sums evidenced by the Note of May 1, 1995, payable to the order of PETRO in the original principal sum of One Hundred Eighty-Nine Thousand Nine Hundred and Seven Dollars ($189,907). Reference is here made to the Note for a more complete description of its payment terms. Accordingly, as is more particularly set out in Paragraph 3(c) of this Agreement, TRUSTEE OF TRUST THREE acknowledges certain obligations to provide TRUST TWO with sufficient liquidity to perform its obligations hereunder in certain events. From and after the execution of this Agreement, PETRO shall have no continuing obligation to pay future premiums on the John Hancock Policy.

          (2) Similarly, by agreement of even date, the parties have reached an accord and satisfaction as to the interests of all parties in policy number 3830841-7, issued by Manufacturer's Life Insurance Company (the "Manufacturer's Policy"), which insured the joint lives of the Insureds. Accordingly, the Manufacturer's Policy will no longer be the subject of this split dollar life insurance agreement and PETRO shall have no continuing obligation with respect to the maintenance of that policy.

          (3) Policy numbers A10104422L and A10109424L, issued by American General Insurance Company (the "American General Policies") and insuring the joint lives of the Insureds, are to be retained by TRUSTEE OF TRUST TWO and shall continue to be subject to this Agreement.

          (4) Policy number 5407866, issued by Confederation Life Insurance Company (the "Confederation Life Policy") and insuring the joint lives of the Insureds, will continue to be owned jointly by TRUSTEE OF TRUST TWO and PETRO and shall be subject to this Agreement. The Confederation Life Policy was the subject of the Original Agreement between TRUSTEE OF TRUST TWO and PETRO PSC, L.P. However, the premiums on the Confederation Life Policy have not been paid by PETRO PSC, L.P. for some time, as Confederation Life Insurance Company is currently in receivership. To avoid a lapse of the Confederation Life Policy, the premiums on the Confederation

     Life Policy have been paid by TRUSTEE OF TRUST TWO through loans from the cash value of that policy. The premiums on the Confederation Life Policy will continue to be paid by TRUSTEE OF TRUST TWO and PETRO jointly in this manner for the foreseeable future. In the event that Confederation Life Insurance Company emerges from receivership in a sufficiently stable financial position, as determined by TRUSTEE OF TRUST TWO, PETRO will make reasonable and appropriate arrangements to repay TRUSTEE OF TRUST TWO for the premiums paid by it so that TRUSTEE OF TRUST TWO may repay the policy loan thus accrued, in accordance with the spirit of the agreement between the parties. If Confederation Life Insurance Company does not emerge from receivership or fails to emerge in a sufficiently stable financial position, as determined by TRUSTEE OF TRUST TWO and PETRO jointly, then:
     (i) PETRO will be under no obligation to repay TRUSTEE OF TRUST TWO for any premium amounts paid by the reduction in the cash value of the Confederation Life Policy; (ii) premiums will either continue to be paid by TRUSTEE OF TRUST TWO through loans from the cash value of that policy or the policy will be disposed of by TRUSTEE OF TRUST TWO; and (iii) TRUSTEE OF TRUST TWO shall remain liable for the repayment of sums owed to PETRO PSC, L.P. and PETRO for premium payments made by either entity on the Confederation Life Policy.

          b. A complete list of policies owned by TRUST NUMBER TWO and subject to this Agreement (the "Policies") is contained in Exhibit "A" attached hereto and incorporated herein.

     2.   OWNERSHIP RIGHTS AND DUTIES UNDER THE POLICIES.
          ----------------------------------------------

          a. TRUSTEE OF TRUST TWO shall be the sole and exclusive owner of the Policies, and shall retain and exercise any and all incidents and rights of ownership with respect to the Policies, to the exclusion of PETRO or any other person or entity whomsoever. The parties intend this Agreement and the arrangement contemplated hereby to constitute a split dollar arrangement as described and approved in Rev. Rul. 64-328, 1964-2 C.B. 11.

          b. PETRO shall not have any right to borrow against the cash surrender values of the Policies to any extent. PETRO shall not possess any "incidents of ownership" in the Policies as that term is defined by Section 2042 of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder, as amended.

          c. TRUSTEE OF TRUST TWO shall be responsible for safeguarding the Policies.

          d. The parties to this Agreement shall execute and forward promptly and without unreasonable delay all information concerning changes in beneficiary designations as well as any other forms, documents and information required by any insurers to facilitate the exercise of any rights of the parties hereto. The parties shall not be required to execute any documents or take any action that would impair their respective interests under the Policies.

          e. Neither PETRO nor TRUSTEE OF TRUST TWO shall have any right to take any action that would cause the Policies to lapse or terminate.

          f. It is the intention of the parties that TRUSTEE OF TRUST TWO shall have any and all of the rights that the Policies grant to the owner thereof. PETRO shall only have the right to receive reimbursement for any amounts it expends in premium payments, as specifically set out herein. All provisions of this Agreement shall be construed so as to carry out this intention.

     3.   ASSIGNMENT OF INTEREST; COLLATERAL ASSIGNMENT.  Concurrently with the
          ---------------------------------------------
execution of this Agreement, the following shall occur:

          a. TRUSTEE OF TRUST TWO shall execute its Collateral Assignment of the American General Policies in favor of PETRO, in form and substance identical to that document attached hereto, denoted as Exhibit "B" and incorporated herein. This Collateral Assignment will serve as security for the repayment of any indebtedness of TRUSTEE OF TRUST TWO to PETRO incurred with respect to the American General Policies under this Agreement. As long as the foregoing Collateral Assignment is in force, neither party shall borrow against either of the American General Policies without the consent of the other party. Additionally, each party shall take whatever action is necessary or appropriate to obtain the consent, or at a minimum, the acknowledgement of receipt of this Collateral Assignment, on the part of American General Life Insurance Company.

          b. The parties have heretofore executed an assignment in favor of TRUSTEE OF TRUST TWO, as to the Confederation Life Policy, which assignment reflects that such policy is jointly owned by PETRO PSC, L.P. and TRUSTEE OF TRUST TWO. Neither party shall execute an assignment that is inconsistent with the rights of the parties under that assignment or this Agreement.

          c. The parties to this Agreement shall execute a First Amended Limited Collateral Assignment of Split Dollared Policy, in form and substance identical to that document attached hereto, denoted as Exhibit "C" and incorporated herein. By executing this Agreement, TRUSTEE OF TRUST THREE agrees that, if necessary, he will lend funds to TRUSTEE OF TRUST TWO to repay PETRO for the sums owed to PETRO by TRUSTEE OF TRUST TWO and secured by the First Amended Limited Collateral Assignment of Split Dollared Policy. Such loan shall be made upon terms as may be negotiated between the borrower and lender at the time that the loan is made, repayment shall include interest at the then-applicable federal rate and the loan shall be secured by a pledge of adequate security by TRUSTEE OF TRUST TWO in favor of TRUSTEE OF TRUST THREE. Notwithstanding anything to the contrary contained herein, TRUSTEE OF TRUST THREE shall not be obligated to lend funds to TRUSTEE OF TRUST TWO in excess of the settlement proceeds actually received by TRUSTEE OF TRUST THREE from the John Hancock Policy.

          d. By executing this Agreement, TRUSTEE OF TRUST TWO agrees that he will repay TRUST NUMBER THREE for all sums advanced by TRUST NUMBER THREE to PETRO pursuant to the preceding paragraph of this Agreement.

     4.   PAYMENT OF PREMIUMS.
          -------------------

          a.   Payment of Premiums by PETRO.  All premiums due on the Policies
               ----------------------------
shall be paid by PETRO promptly on or within ten (10) business days of the due date thereof, as long as this Agreement shall continue in effect. TRUSTEE OF TRUST TWO shall have the right to assume that the premium has been paid in a timely manner unless PETRO advises him in writing of a different due date.

          b.   Timeliness of Payments.  All premiums due on the Policies shall
               ----------------------
be paid on or before the due date of each policy premium, or within the grace period provided therein, by PETRO, either by payment to TRUSTEE OF TRUST TWO for remittance to the insurance company issuing that Policy (the "Insurer"), or directly to the Insurer.

          c.   Tax Reporting Information.  PETRO shall annually furnish EMPLOYEE
               -------------------------
with a statement of the amount of income reportable by EMPLOYEE for federal income tax purposes, if any, as a result of payment of such premiums by PETRO.

     5.   DISABILITY WAIVER OF PREMIUM.  Notwithstanding any provision of this
          ----------------------------
Agreement to the contrary, if the Disability Waiver of Premium option is elected on any Policies, and if either of the Insureds becomes disabled as defined by the Insurer, this Agreement shall continue in full force and effect until it is terminated in accordance with Paragraph 9 of this Agreement. The premiums paid for such option as well as the premiums actually waived after either of the Insureds becomes disabled shall be paid by PETRO.

     6.   USE OF DIVIDENDS.  All dividends attributable to any Policy shall be
          ----------------
applied to reduce the payment by PETRO as defined in Paragraph 4 of this Agreement.

     7.   PAYMENT OF PROCEEDS.  Upon the death of the second insured to die,
          -------------------
PETRO shall receive "Part One" of the Policies, and TRUSTEE OF TRUST TWO shall be the beneficiary of "Part Two" of the Policies, as these terms are defined in Paragraph 8 below.

     8.  DEFINITIONS.
         -----------

         a. Part One is an amount payable to PETRO equal to the sum of the total premiums (including premiums for any rider) paid by PETRO or Petro PSC L.P. under the Policies whether paid prior or subsequent to the date hereof. PETRO shall properly certify to TRUSTEE OF TRUST TWO the extent of sums owed it in respect of a particular policy and payment of such amount shall release the particular Insurer and TRUSTEE OF TRUST TWO from any liability to PETRO.

         b. Part Two is an amount equal to the balance of the insurance proceeds in excess of the amount receivable by PETRO as Part One above.

         c. The parties agree that the beneficiary designation provisions of the Policies shall conform to these provisions of this Agreement.

     9.   TERMINATION OF AGREEMENT.  This Agreement shall terminate for any of
          ------------------------
the following reasons:

          a.   Performance of its terms, following the death of EMPLOYEE;

          b. Termination of the employment of EMPLOYEE with PETRO for reasons other than death or disability;

          c.   Total cessation of the business of PETRO;

          d.   Bankruptcy, receivership, or dissolution of PETRO;

          e. Submission by either party to this Agreement of written notice of such termination to the other party; or

          f. Any action by one party that would defeat or impair the interest of the other party other than death or termination of employment of EMPLOYEE. Such action shall include, but is not limited to, failure to pay premiums or cancellation of the Policies by any party hereto.

     Termination of the Agreement because of the death of EMPLOYEE, termination of employment of EMPLOYEE, or termination by written notice shall be effective immediately. All other terminations shall be effective thirty (30) days from any such action.

     Upon termination of this Agreement, PETRO shall have no further obligation or liability hereunder, including, but not limited to, any liability for payment of premiums which may be due either before or after PETRO gives written notice of termination. Notwithstanding anything to the contrary contained herein, any and all sums owed to PETRO as a result of the termination of this

Agreement shall be due and payable to PETRO no later than ninety (90) days following the effective date of such termination.

     10.  REPAYMENT FOR REASONS OTHER THAN DEATH.
          --------------------------------------

          a. In all instances of termination other than by death, PETRO shall certify to TRUSTEE OF TRUST TWO the extent of its advances in respect of any of the Policies, and payment of such amount shall release TRUSTEE OF TRUST TWO from any liability to PETRO.

          b. Such repayment to PETRO of its interest in the Policies under this Agreement shall be made in all events by TRUSTEE OF TRUST TWO, but to the extent possible, shall first be made from the total cash values of the Policies. The parties shall execute all documents necessary to facilitate such use of the total cash values, regardless of any rights any party may have in such total cash values, if any.

          c. The right of PETRO to receive reimbursement of premiums paid and the obligation of TRUSTEE OF TRUST TWO to repay such premiums, in the event of termination for reasons other than death, shall be the amount designated in Paragraph 8(a) of this Agreement.

     11.  DISPOSITION OF POLICIES UPON TERMINATION.  Notwithstanding anything
          ----------------------------------------
to the contrary contained herein, upon termination hereof, PETRO shall be repaid in accordance with the terms of this Agreement. The obligation of TRUSTEE OF TRUST TWO to repay PETRO and the obligation of TRUSTEE OF TRUST THREE to lend funds to TRUSTEE OF TRUST TWO pursuant to the provision of paragraph 3(c) hereof shall survive the termination of this Agreement, regardless of the reason for such termination. Following repayment to PETRO, TRUSTEE OF TRUST TWO may dispose of the Policies upon termination of this Agreement by sale or otherwise, upon such terms and conditions as may be determined by TRUSTEE OF TRUST TWO.

     12.  NAMED FIDUCIARY.
          ---------------

          a. J.A. CARDWELL, Chief Executive Officer of PETRO, is hereby designated as the NAMED FIDUCIARY of this Split Dollar Life Insurance Agreement, in accordance with the Employee Retirement Income Security Act of 1974 and shall serve in such capacity until resignation or removal by PETRO and appointment of a successor by a duly adopted resolution by PETRO. The business address of the NAMED FIDUCIARY is 6080 Surety Drive, El Paso, Texas 79905. The telephone number of the NAMED FIDUCIARY is (915) 779-4711.

          b. The NAMED FIDUCIARY shall have the authority to control and manage the operation and administration of this Agreement. However, the NAMED FIDUCIARY may delegate his responsibilities for the operation and administration of this Agreement, including the designation of persons who are not Named Fiduciaries to carry out fiduciary responsibilities. The NAMED FIDUCIARY shall effect such delegation of his responsibilities by delivering to PETRO a written instrument signed by him that specifies the nature and extent of the responsibilities delegated, including, if appropriate, the persons, not Named Fiduciaries, who are designated to carry out fiduciary responsibilities under this Agreement. The NAMED FIDUCIARY of this Agreement shall be responsible for making timely delivery of any required premiums to TRUSTEE OF TRUST TWO or directly to the Insurer from PETRO. A copy of this Agreement and all other documents incident hereto shall be retained by the NAMED FIDUCIARY and made available for examination by the parties at the above indicated business address. Upon written request, such documents and other information shall be provided to the parties under this Agreement.

     13.  CLAIMS PROCEDURE.
          ----------------

          a. Benefits shall be payable in accordance with the provisions of this Agreement. Should TRUSTEE OF TRUST TWO or any beneficiary of the Policies fail to receive benefits to which TRUSTEE OF TRUST TWO or such beneficiary believes it is entitled, a claim may be filed. Any claim for a benefit hereunder shall be filed by TRUSTEE OF TRUST TWO or beneficiary by written communication which is reasonably calculated to bring the claim to the attention of the NAMED FIDUCIARY.

          b. If a claim for a benefit is wholly or partially denied, a written notice of the decision shall be furnished to the claimant by the NAMED FIDUCIARY or his designee within a reasonable period of time after receipt of the claim by the NAMED FIDUCIARY, which notice shall include the following information:

               (1) The specific reason or reasons for the denial;

               (2) Specific reference to the pertinent provisions of this Agreement upon which the denial is based;

               (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

               (4) An explanation of the claim review procedures under this Agreement.

          c. In order that a claimant may appeal a denial of a claim, a claimant or his duly authorized representative:

               (1) May request a review by written application submitted to the NAMED FIDUCIARY or his designee not later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

               (2) May review pertinent documents; and

               (3) May submit issues and comments in writing.

          d. A decision on review of a denied claim shall be made not later than sixty (60) days after the NAMED FIDUCIARY'S receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of this Agreement on which the decision is based.

          e. Notwithstanding anything contained in this Paragraph to the contrary, any claim for a death benefit under an insurance policy subject to this Agreement shall be filed with the Insurer by the claimant or his authorized representative on the form or forms prescribed for such purpose by the Insurer. The Insurer shall have sole authority for determining whether a death claim shall or shall not be paid, either in whole or in part, in accordance with the terms of such authority or insurance contract which may have been purchased on the life of EMPLOYEE.

     14.  NOTICE.  Any notice, consent or demand required or permitted to be
          ------
given under the provisions of this Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his, her or its last known address as shown on the records of PETRO. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     15.  AMENDMENT OF AGREEMENT.  This Agreement may be altered, amended or
          ----------------------
modified, including increasing the number or size of any insurance policies held pursuant to this Agreement, only by a written agreement signed by PETRO and TRUSTEE OF TRUST TWO, or their respective successors or assigns, and may not be terminated except as provided in Paragraph 9 hereof.

     16.  INTERPRETATION OF AGREEMENT.  Where appropriate in this Agreement,
          ---------------------------
words used in the singular shall include the plural and words used in the masculine shall include the feminine and vice versa.

     17.  LIABILITY OF INSURER.  The Insurer is not a party to this Agreement.
          --------------------
With respect to any policy of insurance issued pursuant to this Agreement, the Insurer shall have no liability except as set forth in such policies. The Insurer shall not be bound to inquire into or take notice of any of the covenants herein contained as to policies of life insurance or as to the application of the proceeds of such policies.

     18.  NO ASSIGNMENT.  Neither party may assign all or any part of their
          -------------
respective rights, duties or obligations under this Agreement without the prior written consent of the other party being first obtained.

     19.  GOVERNING LAW.  This Agreement, and the rights of the parties
          -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of Texas.

     20.  BINDING AGREEMENT.  This Agreement shall bind and inure to the benefit
          -----------------
of all parties, their respective successors and assigns, and EMPLOYEE, any Policy beneficiary and their respective successors, assigns and personal representatives.

     21.  EFFECTIVE DATE.  This Agreement continues to be effective for the
          --------------
Policies subject to this Agreement as of the date hereof, and PETRO shall be entitled to reimbursement for all premiums paid by either it or its predecessor before or after April 30, 1992.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of May 1, 1995, regardless of the date actually signed.

                                    PETRO STOPPING CENTERS, L.P.,
                                    A DELAWARE LIMITED PARTNERSHIP



                                    BY: /s/ ULLRICH E. PORZIG
                                       ----------------------------
                                    NAME: Ullrich E. Porzig
                                         --------------------------
                                    TITLE:  Sr. Vice President and
                                            Chief Financial Officer
                                           ------------------------

                                    JAMES A. AND EVONNE CARDWELL
                                    TRUST NUMBER TWO


                                     /s/ JAMES A. CARDWELL, JR.
                                    -------------------------------
                                    JAMES A. CARDWELL, JR.,
                                    TRUSTEE

                                    JAMES A. CARDWELL TRUST NO.
                                    THREE


                                     /s/ JAMES A. CARDWELL, JR.
                                    -------------------------------
                                    JAMES A. CARDWELL, JR.,
                                    TRUSTEE